UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 18, 2010
The J. M. Smucker Company
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-5111	34-0538550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville, Ohio		44667-0280

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Shareholders of The J. M. Smucker Company (the “ Company”) held on August 18, 2010, the Company’s shareholders, upon recommendation of the Company’s Board of Directors (the “ Board”), approved The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan (the “ 2010 Plan”), as more specifically described in Item 5.07 below. The Executive Compensation Committee of the Board unanimously approved and adopted the 2010 Plan on April 21, 2010, subject to the approval of the Company’s shareholders.
The 2010 Plan authorizes the granting of cash and equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, cash incentive awards, performance shares, performance units, and other awards for the purpose of providing the Company’s Directors, executive officers, other employees, and consultants incentives and rewards for performance. The Board has delegated authority to the Executive Compensation Committee of the Board to administer the 2010 Plan. Subject to adjustment as provided in the 2010 Plan, the maximum number of common shares that may be issued or transferred in connection with the awards under the 2010 Plan will not exceed the sum of 7,000,000 shares plus the number of shares available for awards under The J. M. Smucker Company 2006 Equity Compensation Plan as of the effective date of the 2010 Plan.
The foregoing is a summary of the material terms and conditions of the 2010 Plan and not a complete description of the 2010 Plan. The 2010 Plan is described in greater detail in the Company’s definitive proxy statement for the 2010 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on July 8, 2010 (the “ Proxy Statement”). The descriptions of the 2010 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2010 Plan attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Shareholders was held on August 18, 2010 in Wooster, Ohio, pursuant to the Notice of the 2010 Annual Meeting of Shareholders and the Proxy Statement sent on or about July 8, 2010 to all shareholders of record at the close of business on June 23, 2010. At the meeting, 104,635,147 shares were represented in person or by proxy, which constituted a quorum. Each of the proposals listed below was approved by the shareholders pursuant to the voting results set forth below.

1.	The shareholders re-elected the following four Directors to each serve a three-year term expiring at the 2013 Annual Meeting of Shareholders as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Kathryn W. Dindo	80,774,808	10,530,662	154,817	13,174,860
Richard K. Smucker	79,151,537	12,185,031	123,719	13,174,860
William H. Steinbrink	79,450,754	11,837,990	171,543	13,174,860
Paul Smucker Wagstaff	80,846,503	10,476,515	137,269	13,174,860
2.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2011 as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
100,711,711	3,656,519	266,917	0
3.	Giving effect to the ten-votes-per-share provisions of the Company’s Amended Articles of Incorporation, the shareholders approved The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
165,947,084	23,970,450	2,252,978	13,174,860

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Exhibit
Number	Description
10.1	The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY
By:	/s/ Jeannette L. Knudsen
Jeannette L. Knudsen
Vice President, Deputy General Counsel and Corporate Secretary

Date: August 20, 2010

EXHIBIT INDEX

Exhibit	Exhibit
Number	Description
10.1	The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan